ALLIANCE INCOME BUILDER FUND

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                             ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

November 24, 1997

Dear Shareholder:

We are pleased to provide you with an update of your Fund's performance and investment activity for Alliance Income Builder Fund for the period ended October 31, 1997.

INVESTMENT RESULTS
As you can see from the following chart, your Fund's Class A shares achieved a total return of 10.20% at net asset value (NAV) for the six month period and a 19.36% return at NAV for the 12 month period ended October 31, 1997. Since your Fund is balanced between stocks and bonds, we compare its performance to a blended composite of two indices, a 60/40 Composite composed of 60% of the Lehman Brothers Government/Corporate Bond Index and 40% of the S&P 500 Stock Index. For the period ended October 31, 1997, your Fund slightly underperformed the 60/40 Composite for the six month period and outperformed the index for the 12 month period. The underperformance was primarily a result of an underweighting in technology stocks, which had exceptionally strong returns in the last six months of the period. The outperformance for the year was primarily attributed to good bond performance, coupled with equity performance slightly less than that of the S&P 500.


INVESTMENT RESULTS*
Period Ended October 31, 1997
                                            TOTAL RETURN
                                       6 MONTHS      12 MONTHS
                                      ----------     ----------
ALLIANCE INCOME BUILDER FUND
  Class A                               10.20%         19.36%
  Class B                                9.75%         18.53%
  Class C                                9.78%         18.50%

LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX                   7.42%          8.81%

S&P 500 STOCK INDEX                     15.16%         32.10%

60/40 COMPOSITE:
  Lehman Brothers Government/
    Corporate Bond Index/
    S&P 500 Stock Index                 10.51%         18.13%

* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1997. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED S&P 500 STOCK INDEX INCLUDES 500 U.S. STOCKS AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE UNMANAGED LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX REPRESENTS A COMBINATION OF THE GOVERNMENT BOND INDEX AND THE CORPORATE BOND INDEX AND INCLUDES U.S. GOVERNMENT TREASURY AND AGENCY SECURITIES, CORPORATE BONDS AND YANKEE BONDS. THE 60/40 COMPOSITE IS A BLEND OF BOTH INDICES WITH A 60/40 WEIGHTING. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET OVERVIEW
During the past six months, U.S. Treasuries rallied with the yield on 30-year bonds declining by nearly 80 basis points to 6.15%. In October, turmoil in the Asian financial markets, and the subsequent increased volatility in both the U.S. stock and bond markets resulted in the flight to quality by many investors. As a result, Treasury prices rose to their highest levels of the year. From September 30, 1997 to October 31, 1997 alone, the 30-year Treasury rallied 25 basis points.

U.S. Gross Domestic Product (GDP) grew at a reasonably high annual rate of 3.5% in the third quarter. Slower


1


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

consumer spending and weaker trade performance might slow economic growth in the fourth quarter of 1997 and early into 1998. We believe that the current volatility and uncertainty in the markets will likely remain for the near term.

FIXED INCOME INVESTMENTS
With the loss of consumer confidence in the market triggered by weaknesses in Asia, the domestic corporate market reached a turning point in October as spreads widened by 15 basis points, on average. Up until that time, strong economic performance, combined with generally positive earnings, kept demand for corporate bonds high. Prior to the weakness in the markets, we raised cash by paring back the Fund's Yankee bond (dollar denominated securities issued by non U.S. companies) exposure. This more defensive posture not only reduced the Fund's downside, but also allowed the Fund to take advantage of some good buying opportunities after the initial sell-off. All the cash was reinvested in domestic companies with businesses less affected by market volatility.

Credit research is an integral part of our investment process and this has helped us to outperform the market during the past six and 12 months ending October 31, 1997. Basic fundamental analysis has led the Fund to invest in companies such as Hyperion Telecommunications which rose nearly 10 points in price since September of 1997.

EQUITY INVESTMENTS
During the most recent six month period, the Fund's equity assets had substantial appreciation, but underperformed the S&P 500. This was due in large part to our underweighting (6% of the portfolio) in the technology sector, one of the strongest areas of the market during this time. As has been described in previous reports, technology stocks have been consistently underrepresented in the Fund's portfolio because most do not have adequate dividends. Our two largest equity sector investments are consumer products and services and financial services. Financials did extremely well, reflecting strong earnings and reasonable valuations. Our high quality consumer staples stocks had good absolute returns, but trailed the market--more recently they have caught up as the market has stalled. Despite our shortfall in relative performance over the last six months, our full year equity return was within 1% of the S&P 500. Over the life of the Fund, our equities have outperformed the S&P 500.

Stocks still comprise about 40% of total Fund assets. In October, for the first time in several quarters, the Fund was a net buyer of stocks as the market decline reduced our equity exposure to below 40%. Our strategy of maintaining a relatively constant 40% in equities generally leads to the discipline of selling stocks into strength, and buying equities when the market is weaker. This strategy also enhances the Fund's income earning capability.

We continue to concentrate our equity investments in high quality issues that have a history of increasing dividends. In that vein, our 10 largest holdings as of October 31, 1997 are: General Electric Co., Merck & Co., Philip Morris Cos., Inc., Royal Dutch Petroleum - NY, Chevron Corp., Intel Corp., The Travelers Group, Inc., Schering Plough Corp., Abbott Laboratories and Health Care Property Investors, Inc. The only new name added to the list from last year is Abbott Laboratories. In total, our equities' dividend yield is over 25% more than that of the S&P 500. The resilience of this high quality portfolio has been apparent, as it has performed well during the stormy October market.

Thank you for your continued interest in Alliance Income Builder Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming period.

Sincerely,


John D. Carifa
Chairman and President


Thomas M. Perkins
Senior Vice President


Andrew M. Aran
Senior Vice President


2


INVESTMENT OBJECTIVE AND POLICIES                  ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

Alliance Income Builder Fund seeks both an attractive level of current income and long-term growth of income and capital. The Fund invests principally in a non-diversified portfolio of fixed income securities and dividend-paying common stocks. Alliance currently expects to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1997
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      19.36%         14.32%
Since Inception*              13.59%         12.25%
CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      18.53%         14.53%
Since Inception*              12.80%         12.60%
CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      18.50%         17.50%
Five Years                    10.75%         10.75%
Since Inception*               9.35%          9.35%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/25/94, Class A and Class B; 10/25/91, Class C.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

ALLIANCE INCOME BUILDER FUND
GROWTH OF A $10,000 INVESTMENT
10/31/91* TO 10/31/97

$28,000
$25,000
$22,000
$19,000
$16,000
$13,000
$10,000

10/31/91   10/31/92   10/31/93   10/31/94   10/31/95   10/31/96   10/31/97

S&P 500: $27,187
INCOME BUILDER FUND CLASS C: $17,110
LEHMAN BROTHERS GOV'T/CORP. BOND INDEX:$15,954


This chart illustrates the total value of an assumed $10,000 investment in Alliance Income Builder Fund Class C shares (from 10/31/91 to 10/31/97) as compared to the performance of an appropriate broad-based index. The chart assumes the reinvestment of dividends and capital gains. Class C shares are not subject to front-end sales charges, therefore, a sales charge is not reflected in this illustration. Class C shares are subject to a maximum 1.00% contingent deferred sales charge. Performance for Class A, Class B and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Class A shares are subject to a maximum 4.25% front-end sales charge. Class B shares are subject to a maximum 4% contingent deferred sales charge. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Lehman Brothers Government/Corporate Bond Index represents a combination of the Government Bond Index and the Corporate Bond Index and includes U.S. Government Treasury and agency securities, corporate bonds and Yankee bonds.

When comparing Alliance Income Builder Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Income Builder Fund
Standard &Poor's 500 Stock Index
Lehman Brothers Government/Corporate Bond Index

*Month-end nearest to Fund's Class C share inception date of 10/25/91.


4


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-47.2%
BANKING & FINANCE-6.7%
Arkwright CSN Trust
  9.625%, 8/15/26 (a)                            $1,000     $  1,158,827
FBOP Capital Trust
  10.20%, 2/06/27 (a)                             1,000        1,056,131
Greenpoint Capital Trust I Sub Cap
  9.10%, 6/01/27                                  1,000        1,084,050
Renaissance Capital Trust Ser. B
  8.54%, 3/01/27                                    500          520,625
                                                             ------------
                                                               3,819,633

CONSUMER PRODUCTS & SERVICES-7.4%
BTI Telecom Corp.
  10.50%, 9/15/07 (a)                             1,000        1,015,000
Calenergy Co., Inc.
  7.63%, 10/15/07                                 1,000          999,442
OpTel Inc. Ser. B
  13.00%, 2/15/05                                 1,000        1,035,000
Time Warner, Inc.
  9.15%, 2/01/23                                  1,000        1,191,829
                                                             ------------
                                                               4,241,271

INDUSTRIAL-18.5%
Anchor Glass Corp.
  11.25%, 4/01/05 (a)                             1,000        1,090,000
Caliber Systems, Inc.
  7.80%, 8/01/06                                  1,000        1,066,442
Chrysler Corp.
  7.45%, 3/01/27                                  1,000        1,044,817
Hyperion Telecommunications, Inc.
  12.25%, 9/01/04 (a)                               500          532,500
Insilco Corp.
  10.25%, 8/15/07 (a)                               500          525,000
Interamericas Units
  14.00%, 10/27/07                                  400          381,000
Intermedia Communications, Inc. Ser. B
  Zero coupon, 7/15/07                            1,000          660,000
Iridium LLC Capital Corp. Ser. B
  14.00%, 7/15/05                                 2,000        2,110,000
Knology Holding, Inc. Units
  11.88%, 10/15/07                                1,000          535,000
Metronet Communications Units/Priv Pl
  12.00%, 8/15/07                                   500          562,500
Riverwood International Corp.
  10.625%, 8/01/07 (a)                            1,000        1,041,250
Southwest Royalties, Inc.
  10.50%, 10/15/04 (a)                            1,000          997,500
                                                             ------------
                                                              10,546,009

YANKEE BONDS-14.5%
Acindar Industries
  11.25%, 2/15/04                                 1,000        1,000,000
Empresa Electrica Del Norte Grande, SA
  7.75%, 3/15/06 (a)                              1,685        1,584,743
Inversora de Electrica
  9.00%, 9/16/04 (a)                              1,000          940,000
Mc-Cuernavaca Trust
  9.25%, 7/25/01 (a)                              1,383        1,272,039
OPP Petroquica
  11.00%, 10/29/04                                1,000          920,000
Perez Companc, SA
  9.00%, 1/30/04 (a)                              1,000          980,000
RAS Laffan Liquid Natural Gas
  8.29%, 3/15/14 (a)                              1,000        1,050,756
Vicap, SA
  11.375%, 5/15/07 (a)                              500          515,000
                                                             ------------
                                                               8,262,538

Total Corporate Debt Obligations
  (cost $26,263,787)                                          26,869,451


5


PORTFOLIO OF INVESTMENTS (CONTINUED)               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-42.7%
COMMON STOCKS-40.1%
CONSUMER PRODUCTS & SERVICES-10.6%
BROADCASTING & CABLE-0.9%
Comcast Corp. Cl. A.                             10,120     $    278,300
Vodafone Group Plc. (ADR)                         4,000          219,500
                                                             ------------
                                                                 497,800

DRUGS, HOSPITALS, SUPPLIES &
  MEDICAL SERVICES-4.7%
Abbott Laboratories                               9,000          551,812
Health Care Property Investors, Inc.             14,000          537,250
Merck & Co., Inc.                                10,500          937,125
Schering-Plough Corp.                            12,000          672,750
                                                             ------------
                                                               2,698,937

ENTERTAINMENT & LEISURE-1.6%
Carnival Corp. Cl. A.                             7,000          339,500
Eastman Kodak Co.                                 3,200          191,600
Walt Disney Co.                                   4,500          370,125
                                                             ------------
                                                                 901,225

FOODS, BEVERAGES & TOBACCO-0.2%
McDonald's Corp.                                  2,500          112,031

HOUSEHOLD PRODUCTS-0.2%
Crown Cork & Seal, Inc.                           3,500          157,719

MULTI-INDUSTRY-0.5%
Canadian Pacific, Ltd.                            9,000          268,312

RETAILING-1.7%
Dayton Hudson Corp.                               7,000          439,687
Gap, Inc.                                         5,000          265,937
May Department Stores Co.                         4,800          258,600
                                                             ------------
                                                                 964,224

OTHER-0.8%
Jostens, Inc.                                    11,200          261,100
Newell Co.                                        5,000          191,875
                                                             ------------
                                                                 452,975
                                                             ------------
                                                               6,053,223

FINANCIAL SERVICES-8.3%
BANKING & FINANCE-3.4%
BankAmerica Corp.                                 4,000          286,000
Morgan Stanley, Chase Manhattan Corp.             4,000          461,500
Morgan Stanley, Dean Witter Discover & Co.       10,000          490,000
First Union Corp.                                 5,000          245,312
Household International, Inc.                     1,000          113,250
NationsBank Corp.                                 6,000          359,250
                                                             ------------
                                                               1,955,312

BROKERAGE & MONEY MANAGEMENT-0.8%
Legg Mason, Inc.                                  4,256          208,810
Merrill Lynch & Co., Inc.                         4,000          270,500
                                                             ------------
                                                                 479,310

INSURANCE-2.4%
American International Group, Inc.                4,200          428,662
Progressive Corp.                                 2,000          208,500
Travelers Group, Inc.                            10,166          711,620
                                                             ------------
                                                               1,348,782

REALTY-1.0%
IRT Property Co.                                  9,000          110,250
JP Realty, Inc.                                   8,000          195,000
Storage USA, Inc.                                 3,000          113,812
Weingarten Realty Investors, Inc.                 4,000          159,250
                                                             ------------
                                                                 578,312

OTHER-0.7%
American Express Co.                              5,000          390,000
                                                             ------------
                                                               4,751,716


6


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CAPITAL GOODS-6.7%
ELECTRICAL EQUIPMENT-2.6%
Emerson Electric Co.                              8,000     $    419,500
General Electric Co.                             16,000        1,033,000
                                                             ------------
                                                               1,452,500

MACHINERY-1.2%
Allied Signal, Inc.                              11,000          396,000
United Technologies Corp.                         4,500          315,000
                                                             ------------
                                                                 711,000

TECHNOLOGY-2.9%
Boeing Co.                                        6,000          287,250
Hewlett Packard Co.                               4,500          277,594
Intel Corp.                                      10,000          770,000
Texas Instruments, Inc.                           3,000          320,063
                                                             ------------
                                                               1,654,907
                                                             ------------
                                                               3,818,407

CONSUMER STAPLES-6.6%
COSMETICS-1.2%
Avon Products, Inc.                               3,000          196,500
Gillette Co.                                      5,500          489,844
                                                             ------------
                                                                 686,344

FOODS, BEVERAGES & TOBACCO-4.6%
Anheuser Busch, Inc.                              5,000          199,688
Campbell Soup Co.                                 6,500          335,156
General Mills, Inc.                               3,000          198,000
Heinz (H.J.) Co.                                  7,000          325,063
Hershey Foods Corp.                               5,000          276,250
Philip Morris Cos., Inc.                         21,300          844,013
Sara Lee Corp.                                    8,000          409,000
                                                             ------------
                                                               2,587,170

HOUSEHOLD PRODUCTS-0.8%
Proctor & Gamble Co.                              7,000          476,000
                                                             ------------
                                                               3,749,514

ENERGY-4.3%
OIL & GAS-4.3%
Chevron Corp.                                    10,000          829,375
Exxon Corp.                                       8,000          491,500
Royal Dutch Petroleum Co.                        16,000          842,000
Shell Transport & Trading Co. (ADR)               6,000          256,125
                                                             ------------
                                                               2,419,000

UTILITIES-2.0%
ELECTRIC-0.6%
FPL Group, Inc.                                   5,000          258,438
Houston Industries, Inc.                          5,000          108,750
                                                             ------------
                                                                 367,188

TELECOMMUNICATION-1.4%
GTE Corp.                                         9,715          412,280
Southern New England
  Telecommunications, Inc. Cl. A                  6,000          257,250
U.S. West Communications Group                    3,000          119,438
                                                             ------------
                                                                 788,968
                                                             ------------
                                                               1,156,156

BASIC INDUSTRIES-0.8%
CHEMICAL-0.8%
Du Pont (EI) De Nemours                           6,000          341,250
Monsanto Co.                                      3,000          128,250
                                                             ------------
                                                                 469,500

TRANSPORTATION-0.5%
Knightsbridge Tankers, Ltd.                      10,000          300,000

INDUSTRIAL-0.3%
Waste Management, Inc.                            6,000          140,250
Total Common Stocks
  (cost $15,953,673)                                          22,857,766


7


PORTFOLIO OF INVESTMENTS (CONTINUED)               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PREFERRED STOCKS-2.6%
CONSUMER PRODUCTS & SERVICES-0.1%
Cablevision
  pfd., 11.13%                                      300     $     33,075

INSURANCE-0.5%
Penncorp Financial Group
  pfd., 6.75%                                     4,000          301,000

REALTY-2.0%
Excel Realty Trust
  pfd., 2.13%                                     5,200          150,800
Pinto Totta International Finance
  Cl. A., pfd. (a)                                1,000        1,021,482
                                                             ------------
                                                               1,172,282

Total Preferred Stocks
  (cost $1,432,632)                                            1,506,357
Total Common & Preferred Stocks
  (cost $17,386,305)                                          24,364,123

                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CONVERTIBLE BONDS-3.1%
Global Telesystems
  8.75%, 6/30/00                                 $1,000     $  1,010,000
IRT Property Co.
  7.30%, 8/15/03                                    200          218,000
Liberty Property
  8.20%, 7/01/01                                    200          277,750
Magna International, Inc.
  5.00%, 10/15/02                                   200          256,000
Total Convertible Bonds
  (cost $1,634,500)                                            1,761,750

TIME DEPOSIT-8.4%
Dresdner Bank
  5.65%, 11/03/97
  (cost $4,700,000)                               4,700        4,700,000

TOTAL INVESTMENTS -101.4%
  (cost $49,984,592)                                          57,695,324
Other assets less liabilities-(1.4%)                            (770,284)

NET ASSETS-100%                                             $ 56,925,040


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to $14,780,228 or 26.0% of net assets.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements


8


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $49,984,592)          $ 57,695,324
  Receivable for investment securities sold                          2,166,693
  Interest and dividends receivable                                    520,806
  Receivable for capital stock sold                                    210,712
  Total assets                                                      60,593,535

LIABILITIES
  Due to custodian                                                   1,880,004
  Payable for investment securities purchased                        1,463,906
  Payable for capital stock redeemed                                    89,301
  Distribution fee payable                                              48,505
  Advisory fee payable                                                  37,494
  Accrued expenses                                                     149,285
  Total liabilities                                                  3,668,495

NET ASSETS                                                        $ 56,925,040

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      4,553
  Additional paid-in capital                                        43,865,909
  Undistributed net investment income                                  306,225
  Accumulated net realized gain on investments                       5,037,621
  Net unrealized appreciation of investments                         7,710,732
                                                                  $ 56,925,040

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($2,367,158/
    188,377 shares of capital stock issued and outstanding)             $12.57
  Sales charge--4.25% of public offering price                             .56
  Maximum offering price                                                $13.13

  CLASS B SHARES
  Net asset value and offering price per share ($8,712,837/
    695,180 shares of capital stock issued and outstanding)             $12.53

  CLASS C SHARES
  Net asset value and offering price per share ($45,765,096/
    3,663,171 shares of capital stock issued and outstanding)           $12.49

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($79,949/6,364 shares of capital stock issued
    and outstanding)                                                    $12.56


See notes to financial statements.


9


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997                        ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes
    withheld of $9,994)                            $  2,817,674
  Dividends                                             659,528   $  3,477,202

EXPENSES
  Advisory fee                                          414,735
  Distribution fee - Class A                              6,194
  Distribution fee - Class B                             75,635
  Distribution fee - Class C                            454,253
  Administrative                                        132,000
  Custodian                                             128,528
  Audit and legal                                       102,246
  Transfer agency                                        88,248
  Registration                                           80,731
  Directors' fees                                        23,500
  Printing                                               13,172
  Amortization of organization expenses                     657
  Miscellaneous                                          11,307
  Total expenses                                                     1,531,206
  Net investment income                                              1,945,996

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       5,081,676
  Net change in unrealized appreciation
    of investments                                                   2,282,273
  Net gain on investments                                            7,363,949

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  9,309,945


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                    OCTOBER 31     OCTOBER 31,
                                                       1997           1996
                                                   ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  1,945,996   $  2,199,994
  Net realized gain on investments                    5,081,676      3,052,921
  Net change in unrealized appreciation
    of investments                                    2,282,273      1,674,306
  Net increase in net assets from operations          9,309,945      6,927,221

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                             (86,312)       (76,978)
    Class B                                            (271,520)      (201,924)
    Class C                                          (1,648,855)    (2,021,377)
    Advisor Class                                       (13,598)            -0-
  Net realized gain on investments
    Class A                                            (100,177)       (14,802)
    Class B                                            (327,329)       (42,369)
    Class C                                          (2,292,629)      (508,039)
    Advisor Class                                        (3,688)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                                86,769     (6,063,958)
  Total increase (decrease)                           4,652,606     (2,002,226)

NET ASSETS
  Beginning of year                                  52,272,434     54,274,660
  End of year (including undistributed net
    investment income of $306,225 and $378,639,
    respectively)                                  $ 56,925,040   $ 52,272,434


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Income Builder Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1.00%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to an ongoing distribution expense. Advisor Class shares are offered solely to investors participating in certain fee based programs and retirement plans. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

1. SECURITY VALUATION
Investments are stated at value. Portfolio securities traded on a national securities exchange are valued at the last sale price, or if no sale occurred, the mean of the bid and asked price at the regular close of the New York Stock Exchange. Investments for which market quotations are readily available are valued at the closing price on day of valuation, which are obtained through market makers. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences resulted in a net increase in undistributed net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


12


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 1997, the Fund reimbursed the Adviser for $132,000 of such expenses.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $35,806 for the year ended October 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $876 from the sale of Class A shares and $13,978 and $689 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1997.

Brokerage commissions paid on securities transactions for the year ended October 31, 1997 amounted to $21,506, none of which was paid to affiliated brokers.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. (There is no distribution fee on the Advisor Class shares.) Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,096,845 and $1,904,160 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $77,643,776 and $81,297,657 respectively, for the year ended October 31, 1997. There were purchases of $5,112,344 and sales of $5,065,547 of U.S. government and government agency obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of investments for federal income tax purposes was $49,989,792. Accordingly, gross unrealized appreciation of investments was $8,382,815, and gross unrealized depreciation of investments was $677,283 resulting in net unrealized appreciation of $7,705,532.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 8,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 2,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       OCT. 31,       OCT. 31,      OCT. 31,        OCT. 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               36,302        71,054    $    548,745    $    780,984
Shares issued in
  reinvestment of
  dividends and
  distributions           11,880         6,505         137,199          70,930
Shares converted
  from Class B            22,644         3,979         163,914          44,062
Shares redeemed          (60,181)      (34,458)       (704,898)       (385,149)
Net increase              10,645        47,080    $    144,960    $    510,827

CLASS B
Shares sold              288,703       186,705    $  3,468,817    $  2,057,991
Shares issued in
  reinvestment of
  dividends and
  distributions           36,947        14,453         427,310         157,642
Shares converted
  to Class A             (22,677)       (3,979)       (163,914)        (44,062)
Shares redeemed         (107,669)      (49,596)     (1,420,340)       (546,791)
Net increase             195,304       147,583    $  2,311,873    $  1,624,780

CLASS C
Shares sold              262,637       151,540    $  3,110,877    $  1,653,774
Shares issued in
  reinvestment of
  dividends and
  distributions          138,731        90,197       1,592,491         980,210
Shares redeemed         (595,288)     (985,774)     (7,083,061)    (10,833,549)
Net decrease            (193,920)     (744,037)   $ (2,379,693)   $ (8,199,565)

                     NOV. 1, 1996*               NOV. 1, 1996*
                          TO                          TO
                     OCT. 31, 1997               OCT. 31, 1997
                     -------------               --------------
ADVISOR CLASS
Shares sold               82,970                  $    974,826
Shares issued in
  reinvestment of
  dividends and
  distributions              950                        11,604
Shares redeemed          (77,556)                     (976,801)
Net increase               6,364                  $      9,629


*    Commencement of distribution


14


FINANCIAL HIGHLIGHTS                               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS A
                                            ----------------------------------------------------
                                                                                    MARCH 25,
                                                                                     1994(A)
                                                     YEAR ENDED OCTOBER 31,            TO
                                            -------------------------------------  OCTOBER 31,
                                                1997         1996         1995        1994
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.57       $10.70       $ 9.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .50(b)       .56(b)       .93(b)       .96
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.62          .98          .59        (1.02)
Net increase (decrease) in net asset
  value from operations                         2.12         1.54         1.52         (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.55)        (.51)        (.04)
Tax return of capital                             -0-          -0-          -0-        (.01)
Distributions from net realized gains           (.61)        (.12)          -0-        (.20)
Total dividends and distributions              (1.12)        (.67)        (.51)        (.25)
Net asset value, end of period                $12.57       $11.57       $10.70       $ 9.69

TOTAL RETURN
Total investment return based on net
  asset value(c)                               19.36%       14.82%       16.22%        (.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $2,367       $2,056       $1,398         $600
Ratio of expenses to average net assets         2.09%        2.20%        2.38%        2.52%(d)
Ratio of net investment income to
  average net assets                            4.18%        4.92%        5.44%        6.11%(d)
Portfolio turnover rate                          159%         108%          92%         126%
Average commission rate (e)                   $.0513       $.0600           --           --


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS B
                                            ----------------------------------------------------
                                                                                    MARCH 25,
                                                                                     1994(A)
                                                    YEAR ENDED OCTOBER 31,             TO
                                            -------------------------------------  OCTOBER 31,
                                                1997         1996         1995        1994
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.55       $10.70       $ 9.68       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .42(b)       .47(b)       .63(b)       .88
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.61          .98          .83         (.98)
Net increase (decrease) in net asset
  value from operations                         2.03         1.45         1.46         (.10)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)        (.48)        (.44)        (.05)
Tax return of capital                             -0-          -0-          -0-        (.01)
Distributions from net realized gains           (.61)        (.12)          -0-        (.16)
Total dividends and distributions              (1.05)        (.60)        (.44)        (.22)
Net asset value, end of period                $12.53       $11.55       $10.70       $ 9.68

TOTAL RETURN
Total investment return based on
  net asset value(c)                           18.53%       13.92%       15.55%        (.99)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $8,713       $5,775       $3,769       $1,998
Ratio of expenses to average net assets         2.80%        2.92%        3.09%        3.09%(d)
Ratio of net investment income to
  average net assets                            3.48%        4.19%        4.73%        5.07%(d)
Portfolio turnover rate                          159%         108%          92%         126%
Average commission rate (e)                   $.0513       $.0600           --           --


See footnote summary on page 18.


16


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS C
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.52       $10.67       $ 9.66       $10.47       $ 9.80

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .42(b)       .46(b)       .40(b)       .50          .52
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.60          .99         1.05         (.85)         .51
Net increase (decrease) in net asset
  value from operations                         2.02         1.45         1.45         (.35)        1.03

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)        (.48)        (.44)        (.09)        (.36)
Tax return of capital                             -0-          -0-          -0-        (.02)          -0-
Distributions from net realized gains           (.61)        (.12)          -0-        (.35)          -0-
Total dividends and distributions              (1.05)        (.60)        (.44)        (.46)        (.36)
Net asset value, end of year                  $12.49       $11.52       $10.67       $ 9.66       $10.47

TOTAL RETURN
Total investment return based on
  net asset value(c)                           18.50%       13.96%       15.47%       (3.44)%      10.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $45,765      $44,441      $49,107      $64,027     $106,034
Ratio of expenses to average net assets         2.80%        2.93%        3.02%        2.67%        2.32%
Ratio of net investment income to
  average net assets                            3.49%        4.13%        4.81%        3.82%        6.85%
Portfolio turnover rate                          159%         108%          92%         126%         101%
Average commission rate (e)                   $.0513       $.0600           --           --           --


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING FOR THE PERIOD

                                                            ADVISOR CLASS
                                                         ---------------------
                                                          NOVEMBER 1, 1996(A)
                                                                  TO
                                                           OCTOBER 31, 1997
                                                         ---------------------
Net asset value, beginning of period                            $11.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              .61(b)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                               1.53
Net increase (decrease) in net asset value
  from operations                                                 2.14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                              (.54)
Distributions from net realized gains                             (.61)
Total dividends and distributions                                (1.15)
Net asset value, end of period                                  $12.56

TOTAL RETURN
Total investment return based on net asset value(c)              19.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                            $80
Ratio of expenses to average net assets                           1.68%
Ratio of net investment income to average net assets              4.55%
Portfolio turnover rate                                            159%
Average commission rate (e)                                     $.0513


(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE INCOME BUILDER FUND, INC. We have audited the accompanying statement of assets and liabilities of Alliance Income Builder Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Income Builder Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


19


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ANDREW M. ARAN, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
THOMAS M. PERKINS, SENIOR VICE PRESIDENT
CORINNE MOLOF HILL, VICE PRESIDENT
VITA M. PIKE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1 (800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21


ALLIANCE INCOME BUILDER FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

IBFAR